INTELGENX TECHNOLOGIES CORP.

SUBSCRIPTION AGREEMENT FOR UNITS

TO:

IntelGenx Technologies Corp.

AND TO:

Paradigm Capital Inc. (the "Agent")

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from IntelGenx Technologies Corp. (the "Corporation") that number of units in the capital of the Corporation (the "Units") set out below at a price of US$0.70 per Unit.  Each Unit is comprised of one common share in the capital of the Corporation (the “Common Shares”) and one common share purchase warrant (a “Warrant”).  Each Warrant shall entitle the holder thereof to purchase one Common Share (a “Warrant Share”) at a price of US$1.02 per Warrant Share for 24 months following the Closing Date (as herein defined).  Each Warrant will be exercisable for one Warrant Share on the same terms but at a price of US$0.93 per Warrant Share in the event that IntelGenx does not satisfy the Liquidity Conditions (as herein defined) prior to 5:00 p.m. (Toronto time) on that date which is four months following the Closing Date (the “Penalty Date”).  The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions" of Subscription for Units including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation and the Agent may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

__________________________________	Number of Units: X US$0.70
(Name of Subscriber)
=
Account Reference (if applicable): __________________________________
By: __________________________________	Aggregate Subscription Price: US$ (the "Aggregate Subscription Price")
Authorized Signature

__________________________________

(Official Capacity or Title – if the Subscriber is not an individual)

__________________________________

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

__________________________________

(Subscriber’s Address, including Municipality and Province)

__________________________________

__________________________________

__________________________________

(Telephone Number)

__________________________________

(Email Address)

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following and ensure that all applicable schedules are completed on behalf of such principal:

__________________________________

(Name of Principal)

__________________________________

(Principal’s Address)

__________________________________

(Telephone Number)

(Fax)

__________________________________

(Email Address)

Number of Common Shares Currently Held Directly or Indirectly (excluding Common Shares subscribed for hereunder): __________________________________

The Subscriber is an Insider of the Corporation or a Pro Group placee (as such terms are described in the TSX Venture Exchange Corporate Finance Manual):

□ Insider □ Pro Group □ Neither (Please check the applicable box).

Number of Warrants Currently Held Directly or Indirectly (excluding Warrants subscribed for hereunder):

The Subscriber has either completed Schedule “F” (the TSX Venture Exchange Corporate Placee Form)  □ or has not completed Schedule “F” □ as the Subscriber is an individual or such Form has already been filed with the TSX Venture Exchange in accordance with Schedule “F” (Please check the applicable box).

Account Registration Information:

__________________________________

(Name)

__________________________________

(Account Reference, if applicable)

__________________________________

(Address, including Postal Code)

Delivery Instructions as set forth below:

__________________________________

(Name)
__________________________________

(Account Reference, if applicable)

__________________________________

(Address)

__________________________________

(Contact Name)

(Telephone Number)

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
UNITS

ARTICLE 1 - INTERPRETATION

1.1

Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

"Agent" means Paradigm Capital Inc.

"Agency Agreement" means the Agency Agreement to be dated on or about March 26, 2008 to be entered into between the Agent and the Corporation in respect of the Offering.

"Aggregate Subscription Price" shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

"Business Day" means a day other than a Saturday, Sunday or any other day on which the chartered banks located in Toronto are not open for business.

"Closing" shall have the meaning ascribed to such term in Section 4.1.

"Closing Date" shall have the meaning ascribed to such term in Section 4.1.

"Closing Time" shall have the meaning ascribed to such term in Section 4.1.

"Common Shares" mean the common shares in the capital of the Corporation.

"Compensation Options" shall have the meaning ascribed to such term in Section 8.1.

"Corporation" means IntelGenx Technologies Corp. and includes any successor corporation to or of the Corporation.

“Liquidity Conditions” mean the satisfaction of the latest of the following conditions: (i) the Common Shares, the Warrant Shares and the common shares underlying the Compensation Options being listed and commence trading on either the Toronto Stock Exchange or the TSX Venture Exchange; and (ii) the effectiveness of the Registration Statement with respect to the resale in the United States of the Common Shares, the Warrants, the Warrant Shares and the common shares underlying the Compensation Options.

"NI 45-106" means National Instrument 45-106 – Prospectus and Registration Exemptions.

"Offering" means the offering of Units pursuant to this Subscription Agreement and the Agency Agreement.

“Penalty Date” means 5:00 p.m. (Toronto time) on that date which is four (4) months following the Closing Date.

"person" means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, partnership, trust, fund, association, syndicate, organization or other organized group of persons whether incorporated or not and pronouns have a similar extended meaning.

“Registration Rights Agreement” means the agreement to be entered into between the Agent and the Corporation in connection with the Registration Statement substantially in the form attached hereto as Schedule “G”.

“Registration Statement” means a resale registration statement filed with the U.S. Securities and Exchange Commission on Form S-3 (or such other acceptable form) to effect a registration for resale of the securities offered thereunder.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

"Securities Laws" mean, as applicable, the securities laws, regulations, rules, rulings and orders in each of the provinces of Canada, the applicable policy statements issued by the securities regulators in each of the provinces of Canada, the United States and the states within the United States.

"Subscriber" means the subscriber for the Units as set out on the face page of this Subscription Agreement.

"Subscription Agreement" means this subscription agreement including any schedules hereto and any instrument amending this Subscription Agreement; "hereof", "hereto", "hereunder", "herein" and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression "Article" or "Section" followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

"Term Sheet" means the term sheet delivered to potential purchasers of Units, a copy of which is attached hereto as Schedule "A".

“U.S. Person” has the meaning set forth in Regulation S under the Securities Act.

"Units" mean the units of the Corporation offered hereunder.  Each Unit is comprised of one Common Share and one Warrant.

“Warrants” mean one common share purchase warrant of the Corporation exercisable for one Warrant Share for a period of 24 months from the Closing Date at a price of US$1.02 per Warrant Share or US$0.93 per Warrant Share on or after the Penalty Date if the Liquidity Conditions have not been met.

“Warrant Shares” mean the Common Shares issuable upon exercise of the Warrants.

1.2

Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3

Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol "$", are expressed in Canadian dollars.

1.4

Subdivisions, Headings and Table of Contents

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.  The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer.  Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1

Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule "A"

-

Term Sheet

Schedule "B"

-

Certificate of Accredited Investor for All Provinces

Schedule "C"

-

Certificate of Minimum Amount Investment Status for All Provinces

Schedule "D"

-

Certificate of Family, Friends and Business Associates Status for All Provinces except Ontario

Schedule "E"

-

Certificate of Founder, Control Person and Family Status for Ontario

Schedule “F”

Form 4C – Corporate Placee Registration Form of TSX Venture Exchange

Schedule “G”

Confirmation of U.S. Accredited Investor Status

Schedule “H”

Draft Registration Rights Agreement

ARTICLE 3 - SUBSCRIPTION AND DESCRIPTION OF UNITS

3.1

Subscription for the Units

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Units from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Aggregate Subscription Price which is payable as described in Article 4 hereto.

3.2

Acceptance and Rejection of Subscription by the Corporation

The Subscriber (on its own behalf and on behalf of each person on whose behalf the Subscriber is contracting) acknowledges and agrees that the Corporation reserves the right, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agent representing the Aggregate Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Aggregate Subscription Price for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction. The Subscriber acknowledges that the Units subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of up to US$5 million at a subscription price of US$0.70 per Unit on a "best efforts" private placement basis.

ARTICLE 4 - CLOSING

4.1

Closing

Delivery and sale of the Units and payment of the Aggregate Subscription Price will be completed (the "Closing") at the offices of the Corporation’s counsel, Borden Ladner Gervais LLP, 40 King Street West, Scotia Plaza, Suite 4100, Toronto, Ontario, at 10:00 a.m. (Toronto time) (the "Closing Time") on March 26, 2008 or such other date(s) or time(s) as the Corporation and the Agent may agree (the "Closing Date"). If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agent, or waived by the Agent, the Agent shall deliver to the Corporation all completed Subscription Agreements and payment of the Aggregate Subscription Price for all of the Units sold pursuant to the Agency Agreement against delivery by the Corporation of certificates representing the Units and such other documentation as may be required pursuant to the Subscription Agreement and the Agency Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation to the Subscriber of certificates representing the Units) and the Agency Agreement have not been complied with to the satisfaction of the Agent, or waived by it, the Agent, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement. All completed Subscription Agreements shall be delivered to the Corporation no later than 48 hours (or such shorter time as agreed to in advance by the Corporation prior to the Closing Time).

The Corporation and the Agent shall be entitled to rely on delivery of a facsimile copy of executed subscriptions, and acceptance by the Corporation of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

4.2

Conditions of Closing

The Subscriber on its own behalf and on behalf of others for whom it is acting hereunder, acknowledges and agrees that in addition to the closing conditions to be set out in the Agency Agreement, the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)

payment by the Subscriber of the Aggregate Subscription Price for the Units subscribed for under this subscription agreement in such manner as is acceptable to the Corporation and the Agent;

(b)

the Subscriber having properly completed, signed and delivered this Subscription Agreement not later than 72 hours prior to Closing Time to:

Paradigm Capital Inc.

95 Wellington Street West

Suite 2101

Toronto, ON  M5J 2N7

Attention:

Elise Robinson

Telephone:

416-363-5106
Fax:

416-361-0679

(c)

the Subscriber having properly completed, signed and delivered Schedule "B", "C", "D", "E", “F” or “G” as applicable:

(i)

ALL CANADIAN SUBSCRIBERS WHO ARE SUBSCRIBING AS "ACCREDITED INVESTORS"

if the Subscriber is resident in the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, Nova Scotia, New Brunswick, Newfoundland and Labrador and Prince Edward Island or otherwise subject to the Securities Laws in such Provinces and is purchasing as an "accredited investor", a duly completed and executed certificate as set forth in Schedule "B" evidencing the Subscriber’s status as an accredited investor.

(ii)

ALL CANADIAN SUBSCRIBERS WHO ARE NOT SUBSCRIBING AS ACCREDITED INVESTORS AND WHO ARE SUBSCRIBING FOR NOT LESS THAN $150,000 OF UNITS

if the Subscriber is resident in or otherwise subject to the laws of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, Nova Scotia, New Brunswick, Prince Edward Island or Newfoundland and Labrador is purchasing a minimum of sufficient $150,000 of Units, a duly completed and executed Minimum Amount Investment Status Certificate in the form attached hereto as Schedule "C";

(iii)

SUBSCRIBERS IN ALL PROVINCES EXCEPT ONTARIO, WHO ARE NOT SUBSCRIBING AS ACCREDITED INVESTORS AND WHO ARE SUBSCRIBING UNDER THE FAMILY, FRIENDS OR BUSINESS ASSOCIATES EXEMPTION

if the Subscriber is resident in or otherwise subject to the laws of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Nova Scotia, New Brunswick, Prince Edward Island or Newfoundland and Labrador  and is purchasing the Units in reliance on the "Family, Friends and Business Associates" exemption provided under Section 2.5 of NI 45-106, a duly completed and executed Family, Friends and Business Associates Status Certificate in the form attached hereto as Schedule "D";

(iv)

ALL SUBSCRIBERS RESIDENT IN ONTARIO, NOT SUBSCRIBING AS ACCREDITED INVESTORS AND WHO ARE SUBSCRIBING UNDER THE FOUNDER, CONTROL PERSON AND FAMILY EXEMPTION

if the Subscriber is resident in or otherwise subject to the laws of the Province of Ontario, is not an "accredited investor" as defined in NI 45-106 and is purchasing the Units in reliance on the "Founder, Control Person and Family" exemption provided under Section 2.7 of NI 45-106, a duly completed and executed Founder, Control person and Family Status Certificate in the form attached hereto as Schedule "E".

(v)

ALL SUBSCRIBERS RESIDENT IN THE UNITED STATES

If the Subscriber is resident in or otherwise subject to the laws of the United States, a duly completed and executed Confirmation of U.S. Accredited Investor Status in the form attached hereto as Schedule “G

4.3

Authorization of the Agent

The Subscriber irrevocably authorizes the Agent in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Agent, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a)

to receive certificates representing the Units, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Units and to exercise any rights of termination contained in the Agency Agreement;

(b)

to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement, and the Agency Agreement or any ancillary or related document;

(c)

to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agent in its sole discretion may determine; and

(d)

without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement and the Registration Rights Agreement.

ARTICLE 5 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND
WARRANTIES OF THE SUBSCRIBER

5.1

Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation and the Agent are relying on such representations and warranties in connection with the transactions contemplated herein:

(a)

The Subscriber and any beneficial purchaser for whom it is acting has knowledge in financial and business affairs, is capable of evaluating the merits and risks of an investment in the securities offered hereunder and is able to bear the economic risk of such investment even if the entire investment is lost.

(b)

The Subscriber and each beneficial purchaser for whom it is acting is a resident in the jurisdiction set out on the face page of this Subscription Agreement.  Such address was not created and is not used solely for the purpose of acquiring securities under an exemption from prospectus requirements of applicable securities legislation and the Subscriber and any beneficial purchaser was solicited to purchase in such jurisdiction.

(c)

The Subscriber has properly completed, executed and delivered within applicable time periods to the Corporation the applicable certificate(s) and/or form(s) (dated as of the date hereof) set forth in Schedules "B" through "G" and the information contained therein is true and correct.

(d)

The representations, warranties and covenants contained in the applicable Schedules will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time.

(e)

The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the securities offered hereunder and the completion of the transactions described herein by the Subscriber, or any beneficial purchaser for whom it is acting, will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, or any beneficial purchaser for whom it is acting, the Securities Laws or any other laws applicable to the Subscriber, or any beneficial purchaser for whom it is acting, any agreement to which the Subscriber, or any beneficial purchaser for whom it is acting, is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber or any beneficial purchaser for whom it is acting.

(f)

The Subscriber is subscribing for the securities offered hereunder as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws) and not with a view to the resale or distribution of all or any of the securities offered hereunder or if it is not subscribing as principal, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of the securities offered hereunder for whom it is acting.

(g)

In the case of a subscription for the securities offered hereunder by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial purchaser, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the securities offered hereunder and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, enforceable in accordance with its terms against such principal, and the Subscriber acknowledges that the Corporation and/or the Agent may be required by law to disclose the identity of each beneficial purchaser for whom the Subscriber is acting.

(h)

In the case of a subscription for the securities offered hereunder by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber.  This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(i)

If the Subscriber is:

(i)

a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the securities offered hereunder as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)

an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(j)

Other than the Agent, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.  If any person establishes a claim that any fee or other compensation is payable in connection with the securities offered hereunder purchased by the Subscriber, the Subscriber covenants to indemnify and hold harmless the Corporation and the Agent with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(k)

If required by applicable Securities Laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the securities offered hereunder as may be required by any securities commission, stock exchange or other regulatory authority.  Specifically the Subscriber acknowledges that its name and information about its holdings in the Corporation will be included in the Registration Statement, which will be a publicly filed document.

(l)

The Subscriber (on its own behalf and, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the fact the Corporation and the Agent are collecting the Subscriber’s (and any beneficial purchaser’s) personal information for the purpose of completing the Subscriber’s subscription.  The Subscriber (on its own behalf and, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the Corporation and Agent retaining the personal information for as long as permitted or required by applicable law or business practices.  The Subscriber (on its own behalf and, on behalf of any person for whose benefit the Subscriber is subscribing) further acknowledges and consents to (i) the Corporation or the Agent delivering to the regulatory authorities, including the Ontario Securities Commission (“OSC”) and the TSX Venture Exchange (the “TSXV”) any personal information provided by the Subscriber respecting itself (and any beneficial purchaser) including such Subscriber’s (or beneficial purchaser’s) full name, residential address and telephone number, the amount of the securities offered hereunder purchased, the Aggregate Subscription Price, the exemption relied on by the Subscriber and the date of distribution, (ii) such information being collected indirectly by the OSC under the authority granted to in Securities Laws (iii) such information being collected for the purposes of the administration and enforcement of the Securities Laws in Ontario, and (iv) the indirect collection of such information by the OSC. The Subscriber (and any beneficial purchaser) may contact the following public official in Ontario with respect to questions about the OSC’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 5520, Queen Street West
Toronto, Ontario M5H 3S8

Telephone:  416-593-8086

The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers.

(m)

The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to trading in the securities offered hereunder and with respect to the resale restrictions imposed by the Securities Laws of the province in which the Subscriber resides, other applicable securities laws and applicable rules of the TSXV, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws, as applicable, or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and neither the Corporation nor the Agent is in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial purchasers for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws, as applicable, and other applicable securities laws.

(n)

The Subscriber has not received or been provided with a prospectus, offering memorandum, (within the meaning of the Securities Laws), as applicable, or any sales or advertising literature in connection with the Offering and the Subscriber’s decision to subscribe for the securities offered hereunder was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation or the Agent.  The Subscriber’s decision to subscribe for the securities offered hereunder was based upon the Term Sheet attached hereto as Schedule "A" and the Subscriber’s own due diligence investigations and the Subscriber has had the opportunity to ask and have answered all of its questions about the Corporation and to conduct such due diligence as the Subscriber deemed necessary for the purpose of making its investment;

(o)

The Subscriber is not purchasing securities offered hereunder with knowledge of material information concerning the Corporation which has not been generally disclosed.

(p)

The purchaser acknowledges that it has sought its own independent legal advice in connection with potential issues regarding taxation or securities regulation arising from the purchase of securities hereunder.

(q)

No person has made any written or oral representations:

(i)

that any person will resell or repurchase the securities offered hereunder;

(ii)

that any person will refund the Aggregate Subscription Price; or

(iii)

as to the future price or value of the securities offered hereunder.

(r)

The subscription for the securities offered hereunder has not been made through or as a result of, and the distribution of the securities offered hereunder is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

5.2

Further Acknowledgments of the Subscriber

The Subscriber, on its own behalf and on behalf of others for whom it is acting hereunder, further acknowledges and agrees as follows:

(a)

The Subscriber has received a copy of the Term Sheet attached hereto as Schedule "A" setting out the principal terms of the Offering.

(b)

No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the securities offered hereunder.

(c)

Each of the Common Shares, Warrants and Warrant Shares shall be subject to statutory resale restrictions under the Securities Laws of the province in which the Subscriber resides, and under other applicable securities laws and stock exchange rules, and the Subscriber covenants that it will not resell the Common Shares, Warrants or Warrant Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and neither the Corporation nor the Agent is in any way responsible) for such compliance.

(d)

The Subscriber’s ability to transfer the securities offered hereunder is limited by, among other things, applicable Securities Laws and stock exchange rules.

(e)

The Agent and/or its directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any information concerning the Corporation obtained by the Subscriber.

(f)

The Corporation is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the securities offered hereunder under applicable Securities Laws and the Subscriber agrees to indemnify the Corporation, the Agent and each of their respective directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon.  The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.

(g)

The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the securities offered hereunder pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(h)

The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement. The Subscriber, and each beneficial purchaser, is not relying on the Corporation, the Agent, or their respective affiliates or counsel in this regard.

(i)

The securities offered hereunder are being offered pursuant to an exemption from the registration requirements pursuant to Regulation S of the Securities Act. The securities offered hereunder may not be offered or sold in the United States or to U.S. Persons unless registered under such act or an exemption from the registration requirements of such act is available.

(j)

There is no government or other insurance covering the securities offered hereunder.

(k)

Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver change, discharge or termination right is sought.

(l)

There are risks associated with the purchase of the securities offered hereunder and the Subscriber and any beneficial purchaser for whom it is acting may lose his, her or its entire investment.

(m)

The funds representing the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the "PCMLA") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLA.  To the best of its knowledge none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or of any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber.  The Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and will provide the Corporation with appropriate information in connection therewith.

(n)

Except for Subscribers resident in the United States or U.S. Persons (which persons make the representations and warranties set forth below in Section 5.2 (o) below):

(i)

the Subscriber is not a U.S. Person and is not acquiring the Units for the account of or on behalf of any U.S. Person or Person in the United States;

(ii)

the Units were not offered to the Subscriber in the United States;

(iii)

at the time the buy order for the Subscriber was originated, the Subscriber was outside the United States and this Agreement was not executed or delivered in the United States;

The Subscriber agrees to resell the Units only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

The Subscriber agrees not to engage in hedging transactions with regard to the Units unless in compliance with the Securities Act.

(o)

U.S. Subscribers Only.

The Subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and has concurrently executed and delivered a Confirmation of Accredited Investor Status in the form attached as Schedule G to this Subscription Agreement;

The Subscriber is aware that the Units subscribed for hereunder have not and will not be registered under the Securities Act" or the securities laws of any state of the United States and that, if the Subscriber is a resident of the United States: (i) the sale contemplated hereby is being made in reliance upon the exemption from registration under the Securities Act provided by Section 4(2) thereof and Rule 506 thereunder and exemptions from registration under applicable state securities laws; and (ii) all such sales are being made in transactions not involving any public offering within the meaning of the Securities Act.  Accordingly, the Units subscribed for hereunder will be "restricted securities" within the meaning of Rule 144 under the Securities Act, and therefore may not be offered or sold by the Subscriber without registration under United States federal and state securities laws, except in compliance with this Subscription Agreement and applicable law.

The Subscriber undertakes and agrees that it will not offer or sell the Units subscribed for hereunder in the United States unless such securities are registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that the Subscriber will not resell the Units subscribed for hereunder, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules.

The Subscriber has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and, is able to bear the economic risk of loss of its investment.

The Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, or any other document (other than an annual report, annual information form, interim report, information circular or any other continuous disclosure document, other than an offering memorandum, the content of which is prescribed by statute or regulation) describing or purporting to describe the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective Subscribers in order to assist it in making an investment decision in respect of the Units;

(p)

A Subscriber understands and acknowledges that:

(i)

upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Laws, certificates representing the Common Shares, Warrants and Warrant Shares shall bear the following legends:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE <INSERT THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE CLOSING DATE>."

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL <INSERT DATE>.”

“THE SECURITIES REPRESENTED HEREBY ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH  REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT OR (D) WITHIN THE UNITED STATES PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLE SATISFACTORY TO THE CORPORATION PRIOR TO SUCH OFFER, SALE OR TRANSFER.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”;

provided, that if any such securities are being sold or otherwise transferred under paragraphs (C) or (D) in the above legend, the legend may be removed at such time that the Common Shares, Warrants and Warrant Shares are no longer deemed to be “restricted securities” as defined in Rule 144 under the Securities Act, by delivery to the Corporation’s registrar and transfer agent and the Corporation of an opinion 0of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the Securities Act or state securities laws.

(ii)

The Subscriber agrees that each person exercising a Warrant shall be required to give written confirmation that it is not a U.S. Person and the Warrant is not being exercised on behalf of a U.S. Person or a written opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from registration thereunder. Until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall also bear the following additional legend:

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT”.

(q)

Upon becoming a holder of the securities offered hereunder, the Subscriber shall be a beneficiary of the Registration Rights Agreement and entitled to all the rights and benefits of the Registration Rights Agreement as if they were a signatory thereto.  Each such holder shall agree, if the Corporation so requests, to be subject to the terms thereof.

5.3

Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and the Agent in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the securities offered hereunder under the Securities Laws.  The Subscriber further agrees that by accepting the securities offered hereunder, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time.

ARTICLE 6 - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
CORPORATION

6.1

Representations and Warranties and Covenants of the Corporation

By accepting this offer, the Corporation represents warrants and covenants to the Subscriber as follows:

(a)

as of the Closing Date, the Corporation been duly incorporated and will be validly existing under the laws of Delaware and will have all requisite corporate power and authority and be duly qualified to carry on its business in each of the jurisdictions in which it is now conducted and to own or lease its property and assets;

(b)

the unaudited financial statements and the notes thereto for the period ended September 30, 2007 and the audited financial statements and the notes thereto for the financial year ended December 31, 2006 fairly present, in all material respects, the consolidated financial position, results of operations, earnings and cash flow of the Corporation as at the respective dates and for the periods indicated therein and such financial statements have been prepared in accordance with United States generally accepted accounting principles that were applicable as of the date thereof applied on a consistent basis;

(c)

there has been no material adverse change in relation to the Corporation since December 31, 2006 and no adverse material fact exists in relation to the Common Shares;

(d)

immediately prior to Closing, the authorized capital of the Corporation will consist of 100,000,000 Common Shares and 20,000,000 preferred shares of which no more than 16,162,331 Common Shares are issued and outstanding as fully paid and non-assessable Common Shares in the capital of the Corporation and no preferred shares are issued and outstanding;

(e)

the Corporation is a reporting issuer under the securities legislation of Ontario;

(f)

the Corporation shall enter into the Registration Rights Agreement; and

(g)

The Corporation will not engage in any “directed selling efforts” as defined in Regulation S  under the Securities Act or any form of “general solicitation” or “general advertising” as those terms are used in Regulation D under the Securities Act.

The Corporation acknowledges that the Subscriber shall also have the benefit of each of the Corporation’s representations, warranties and covenants in the Agency Agreement and the Registration Rights Agreement.

ARTICLE 7 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1

Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agent for such maximum period of time as the Agent or the Subscriber may be entitled to commence an action under the Agency Agreement.

7.2

Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement or any certificate or document delivered pursuant to or in connection with this Subscription Agreement shall survive the Closing and, notwithstanding such Closing, any subsequent disposition by the Subscriber of any of the Units, or any investigation made by or on behalf of the Corporation or the Agent with respect thereto, shall continue in full force and effect for the benefit of the Corporation and the Agent.

ARTICLE 8 - COMMISSION

8.1

Commission to the Agent

The Subscriber understands that in connection with the issue and sale of the Units pursuant to the Offering, the Agent will receive from the Corporation, a cash commission equal to 7% of the Aggregate Subscription Price of all of the Units sold, payable at Closing.  The Corporation will also grant to the Agent on the Closing Date warrants (the "Compensation Options") equal to 8% of the number of Units sold pursuant to the Offering. Each Compensation Option shall be exercisable by the Agent to acquire one Common Share of the Corporation at a price of US$0.70 per Common Share until 5:00 p.m. (Toronto time) on the date that is 24 months following the Closing.  No other fee or commission is payable by the Corporation in connection with the completion of the Offering.

ARTICLE 9 - MISCELLANEOUS

9.1

Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2

Notices

(a)

Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)

in the case of the Corporation, to:

IntelGenx Technologies Corp.

6425 Abrams

Ville St-Laurent, QC  H4S 1X9

Attention:

Horste Zerbe
Fax:

(514) 331-7440

with a copy to:

ChitizPathak LLP
320 Bay Street
Suite 1600
Toronto, ON  M5H 4A6

Attention:

Manoj Pundit
Fax:

(416) 368-0300

(ii)

in the case of the Subscriber, at the address specified on the face page hereof, with a copy to Paradigm Capital Inc. at:

Paradigm Capital Inc.
95 Wellington Street West
Suite 2101
Toronto, ON  M5J 2N7

Attention:

Tony Pullen
Fax:

(416) 361-0769

with a copy to:

Cassels Brock & Blackwell LLP

2100 Scotia Plaza

40 King Street West

Toronto, ON  M5H 3C2

Attention:

Brad Chapman

Fax:

(416) 350-6956

(b)

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)

Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3

Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

9.4

Costs and Expenses

Except as otherwise provided in the Agency Agreement, all costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.5

Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

9.6

Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid.  This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.7

Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

9.8

Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.9

Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

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9.10

Language

The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up on the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

The Corporation hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in this Subscription Agreement (including all applicable schedules) this ______ day of ______________, 2008.

INTELGENX TECHNOLOGIES CORP.

Per:  ______________________________

Authorized Signing Officer